As filed with the Securities and Exchange Commission on September 18, 2007

Registration No. 333-

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form S-3

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

Eagle Bulk Shipping Inc.
(Exact name of registrant as specified in its charter)

Republic of the Marshall Islands	4412	98-0453513
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(IRS Employer Identification No.)

Eagle Bulk Shipping Inc.
477 Madison Avenue
New York, New York 10022
(212) 785-2500
(Address, including zip code and telephone number, including area code, of registrant’s principal executive offices)

Alan S. Ginsberg
Chief Financial Officer
477 Madison Avenue
New York, New York 10022
(212) 785-2500
(Name, address, including zip code and telephone number, including area code, of agent for service)

Copies to:

Stacy J. Kanter	Gary L. Sellers
Skadden, Arps, Slate, Meagher & Flom LLP	Simpson Thacher & Bartlett LLP
Four Times Square	425 Lexington Avenue
New York, New York 10036	New York, New York 10017
(212) 735-3000	(212) 455-2000

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this registration statement.

If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.     (Registration No. 333-139745)

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.

If this form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.

If this form is a post-effective amendment to a registration to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered	Proposed Maximum Offering Price per Share(1)	Proposed Maximum Aggregate Offering Price(1)(2)	Amount of Registration Fee
Common Stock, par value $0.01 per share	740,227	$25.90	$19,171,879.30	$589

(1)	Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(a) under the Securities Act.
(2)	The registrant previously registered an aggregate principal amount of $220,500,000 of securities on the Registration Statement on Form S-3 (File No. 333-139745). In accordance with Rule 462(b) promulgated under the Securities Act, an additional amount of securities having a proposed maximum aggregate offering price of no more than 20% of the maximum aggregate offering price of the securities eligible to be sold under the related Registration Statement on Form S-3 (File No. 333-139745) is hereby registered.

This Registration Statement shall become effective upon filing with the SEC in accordance with Rule 462(b) under the Securities Act of 1933.

EXPLANATORY NOTE

This registration statement is being filed pursuant to Rule 462(b) as promulgated under the Securities Act of 1933, as amended. Eagle Bulk Shipping Inc. hereby incorporates by reference into this registration statement the contents of the Registration Statement on Form S-3 (Registration No. 333-139745), including the exhibits thereto, which was declared effective by the Securities and Exchange Commission on January 9, 2007. This registration statement is being filed solely to increase the number of shares of Eagle Bulk Shipping Inc.’s common stock, par value $0.01 per share, that may be offered and sold by the company.

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on September 18, 2007.

EAGLE BULK SHIPPING INC.
By:	/s/ Sophocles N. Zoullas
	Name:	Sophocles N. Zoullas
	Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons on September 18, 2007 in the capacities indicated.

Signature	Title

/s/ Sophocles N. Zoullas	Director, President and Chief Executive Officer

Sophocles N. Zoullas

*	Director

David B. Hiley

*	Director

Douglas P. Haensel

*	Director

Joseph Cianciolo

*	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

Alan S. Ginsberg

*By:	/s/ Sophocles N. Zoullas
Sophocles N. Zoullas Attorney-in-fact

AUTHORIZED REPRESENTATIVE IN THE UNITED STATES

Pursuant to the requirement of the Securities Act, the undersigned, the duly undersigned representative in the United States of Eagle Bulk Shipping Inc., has signed this registration statement in the City of New York, State of New York, on September 18, 2007.

EAGLE BULK (DELAWARE) LLC By: Eagle Bulk Shipping, Inc., its Sole Member
By:	/s/ Sophocles N. Zoullas
	Name:	Sophocles N. Zoullas
	Title:	President and Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on September 18, 2007.

EAGLE SHIPPING INTERNATIONAL (USA) LLC By: Eagle Bulk Shipping Inc., its Sole Member
By:	/s/ Sophocles N. Zoullas
	Name:	Sophocles N. Zoullas
	Title:	President and Chief Executive Officer

AUTHORIZED REPRESENTATIVE IN THE UNITED STATES

Pursuant to the requirement of the Securities Act, the undersigned, the duly undersigned representative in the United States of Eagle Shipping International (USA) LLC, has signed this registration statement in the City of New York, State of New York, on September 18, 2007.

EAGLE BULK (DELAWARE) LLC By: Eagle Bulk Shipping Inc., its Sole Member
By:	/s/ Sophocles N. Zoullas
	Name:	Sophocles N. Zoullas
	Title:	President and Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on September 18, 2007.

CONDOR SHIPPING LLC By: Eagle Bulk Shipping Inc., its Sole Member
By:	/s/ Sophocles N. Zoullas
	Name:	Sophocles N. Zoullas
	Title:	President and Chief Executive Officer

AUTHORIZED REPRESENTATIVE IN THE UNITED STATES

Pursuant to the requirement of the Securities Act, the undersigned, the duly undersigned representative in the United States of Condor Shipping LLC, has signed this registration statement in the City of New York, State of New York, on September 18, 2007.

EAGLE BULK (DELAWARE) LLC By: Eagle Bulk Shipping Inc., its Sole Member
By:	/s/ Sophocles N. Zoullas
	Name:	Sophocles N. Zoullas
	Title:	President and Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on September 18, 2007.

HAWK SHIPPING LLC By: Eagle Bulk Shipping Inc., its Sole Member
By:	/s/ Sophocles N. Zoullas
	Name:	Sophocles N. Zoullas
	Title:	President and Chief Executive Officer

AUTHORIZED REPRESENTATIVE IN THE UNITED STATES

Pursuant to the requirement of the Securities Act, the undersigned, the duly undersigned representative in the United States of Hawk Shipping LLC, has signed this registration statement in the City of New York, State of New York, on September 18, 2007.

EAGLE BULK (DELAWARE) LLC By: Eagle Bulk Shipping Inc., its Sole Member
By:	/s/ Sophocles N. Zoullas
	Name:	Sophocles N. Zoullas
	Title:	President and Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on September 18, 2007.

FALCON SHIPPING LLC By: Eagle Bulk Shipping Inc., its Sole Member
By:	/s/ Sophocles N. Zoullas
	Name:	Sophocles N. Zoullas
	Title:	President and Chief Executive Officer

AUTHORIZED REPRESENTATIVE IN THE UNITED STATES

Pursuant to the requirement of the Securities Act, the undersigned, the duly undersigned representative in the United States of Falcon Shipping LLC, has signed this registration statement in the City of New York, State of New York, on September 18, 2007.

EAGLE BULK (DELAWARE) LLC By: Eagle Bulk Shipping Inc., its Sole Member
By:	/s/ Sophocles N. Zoullas
	Name:	Sophocles N. Zoullas
	Title:	President and Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on September 18, 2007.

HARRIER SHIPPING LLC By: Eagle Bulk Shipping Inc., its Sole Member
By:	/s/ Sophocles N. Zoullas
	Name:	Sophocles N. Zoullas
	Title:	President and Chief Executive Officer

AUTHORIZED REPRESENTATIVE IN THE UNITED STATES

Pursuant to the requirement of the Securities Act, the undersigned, the duly undersigned representative in the United States of Harrier Shipping LLC, has signed this registration statement in the City of New York, State of New York, on September 18, 2007.

EAGLE BULK (DELAWARE) LLC By: Eagle Bulk Shipping Inc., its Sole Member
By:	/s/ Sophocles N. Zoullas
	Name:	Sophocles N. Zoullas
	Title:	President and Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on September 18, 2007.

OSPREY SHIPPING LLC By: Eagle Bulk Shipping Inc., its Sole Member
By:	/s/ Sophocles N. Zoullas
	Name:	Sophocles N. Zoullas
	Title:	President and Chief Executive Officer

AUTHORIZED REPRESENTATIVE IN THE UNITED STATES

Pursuant to the requirement of the Securities Act, the undersigned, the duly undersigned representative in the United States of Osprey Shipping LLC, has signed this registration statement in the City of New York, State of New York, on September 18, 2007.

EAGLE BULK (DELAWARE) LLC By: Eagle Bulk Shipping Inc., its Sole Member
By:	/s/ Sophocles N. Zoullas
	Name:	Sophocles N. Zoullas
	Title:	President and Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on September 18, 2007.

KITE SHIPPING LLC By: Eagle Bulk Shipping Inc., its Sole Member
By:	/s/ Sophocles N. Zoullas
	Name:	Sophocles N. Zoullas
	Title:	President and Chief Executive Officer

AUTHORIZED REPRESENTATIVE IN THE UNITED STATES

Pursuant to the requirement of the Securities Act, the undersigned, the duly undersigned representative in the United States of Kite Shipping LLC, has signed this registration statement in the City of New York, State of New York, on September 18, 2007.

EAGLE BULK (DELAWARE) LLC By: Eagle Bulk Shipping Inc., its Sole Member
By:	/s/ Sophocles N. Zoullas
	Name:	Sophocles N. Zoullas
	Title:	President and Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on September 18, 2007.

SPARROW SHIPPING LLC By: Eagle Bulk Shipping Inc., its Sole Member
By:	/s/ Sophocles N. Zoullas
	Name:	Sophocles N. Zoullas
	Title:	President and Chief Executive Officer

AUTHORIZED REPRESENTATIVE IN THE UNITED STATES

Pursuant to the requirement of the Securities Act, the undersigned, the duly undersigned representative in the United States of Sparrow Shipping LLC, has signed this registration statement in the City of New York, State of New York, on September 18, 2007.

EAGLE BULK (DELAWARE) LLC By: Eagle Bulk Shipping Inc., its Sole Member
By:	/s/ Sophocles N. Zoullas
	Name:	Sophocles N. Zoullas
	Title:	President and Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on September 18, 2007.

GRIFFON SHIPPING LLC By: Eagle Bulk Shipping Inc., its Sole Member
By:	/s/ Sophocles N. Zoullas
	Name:	Sophocles N. Zoullas
	Title:	President and Chief Executive Officer

AUTHORIZED REPRESENTATIVE IN THE UNITED STATES

Pursuant to the requirement of the Securities Act, the undersigned, the duly undersigned representative in the United States of Griffon Shipping LLC, has signed this registration statement in the City of New York, State of New York, on September 18, 2007.

EAGLE BULK (DELAWARE) LLC By: Eagle Bulk Shipping Inc., its Sole Member
By:	/s/ Sophocles N. Zoullas
	Name:	Sophocles N. Zoullas
	Title:	President and Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on September 18, 2007.

SHIKRA SHIPPING LLC By: Eagle Bulk Shipping Inc., its Sole Member
By:	/s/ Sophocles N. Zoullas
	Name:	Sophocles N. Zoullas
	Title:	President and Chief Executive Officer

AUTHORIZED REPRESENTATIVE IN THE UNITED STATES

Pursuant to the requirement of the Securities Act, the undersigned, the duly undersigned representative in the United States of Shikra Shipping LLC, has signed this registration statement in the City of New York, State of New York, on September 18, 2007.

EAGLE BULK (DELAWARE) LLC By: Eagle Bulk Shipping Inc., its Sole Member
By:	/s/ Sophocles N. Zoullas
	Name:	Sophocles N. Zoullas
	Title:	President and Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on September 18, 2007.

PEREGRINE SHIPPING LLC By: Eagle Bulk Shipping Inc., its Sole Member
By:	/s/ Sophocles N. Zoullas
	Name:	Sophocles N. Zoullas
	Title:	President and Chief Executive Officer

AUTHORIZED REPRESENTATIVE IN THE UNITED STATES

Pursuant to the requirement of the Securities Act, the undersigned, the duly undersigned representative in the United States of Peregrine Shipping LLC, has signed this registration statement in the City of New York, State of New York, on September 18, 2007.

EAGLE BULK (DELAWARE) LLC By: Eagle Bulk Shipping Inc., its Sole Member
By:	/s/ Sophocles N. Zoullas
	Name:	Sophocles N. Zoullas
	Title:	President and Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on September 18, 2007.

CARDINAL SHIPPING LLC By: Eagle Bulk Shipping Inc., its Sole Member
By:	/s/ Sophocles N. Zoullas
	Name:	Sophocles N. Zoullas
	Title:	President and Chief Executive Officer

AUTHORIZED REPRESENTATIVE IN THE UNITED STATES

Pursuant to the requirement of the Securities Act, the undersigned, the duly undersigned representative in the United States of Cardinal Shipping LLC, has signed this registration statement in the City of New York, State of New York, on September 18, 2007.

EAGLE BULK (DELAWARE) LLC By: Eagle Bulk Shipping Inc., its Sole Member
By:	/s/ Sophocles N. Zoullas
	Name:	Sophocles N. Zoullas
	Title:	President and Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on September 18, 2007.

HERON SHIPPING LLC By: Eagle Bulk Shipping Inc., its Sole Member
By:	/s/ Sophocles N. Zoullas
	Name:	Sophocles N. Zoullas
	Title:	President and Chief Executive Officer

AUTHORIZED REPRESENTATIVE IN THE UNITED STATES

Pursuant to the requirement of the Securities Act, the undersigned, the duly undersigned representative in the United States of Heron Shipping LLC, has signed this registration statement in the City of New York, State of New York, on September 18, 2007.

EAGLE BULK (DELAWARE) LLC By: Eagle Bulk Shipping Inc., its Sole Member
By:	/s/ Sophocles N. Zoullas
	Name:	Sophocles N. Zoullas
	Title:	President and Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on September 18, 2007.

MERLIN SHIPPING LLC By: Eagle Bulk Shipping Inc., its Sole Member
By:	/s/ Sophocles N. Zoullas
	Name:	Sophocles N. Zoullas
	Title:	President and Chief Executive Officer

AUTHORIZED REPRESENTATIVE IN THE UNITED STATES

Pursuant to the requirement of the Securities Act, the undersigned, the duly undersigned representative in the United States of Merlin Shipping LLC, has signed this registration statement in the City of New York, State of New York, on September 18, 2007.

EAGLE BULK (DELAWARE) LLC By: Eagle Bulk Shipping Inc., its Sole Member
By:	/s/ Sophocles N. Zoullas
	Name:	Sophocles N. Zoullas
	Title:	President and Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on September 18, 2007.

JAEGER SHIPPING LLC By: Eagle Bulk Shipping Inc., its Sole Member
By:	/s/ Sophocles N. Zoullas
	Name:	Sophocles N. Zoullas
	Title:	President and Chief Executive Officer

AUTHORIZED REPRESENTATIVE IN THE UNITED STATES

Pursuant to the requirement of the Securities Act, the undersigned, the duly undersigned representative in the United States of Jaeger Shipping LLC, has signed this registration statement in the City of New York, State of New York, on September 18, 2007.

EAGLE BULK (DELAWARE) LLC By: Eagle Bulk Shipping Inc., its Sole Member
By:	/s/ Sophocles N. Zoullas
	Name:	Sophocles N. Zoullas
	Title:	President and Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on September 18, 2007.

KESTREL SHIPPING LLC By: Eagle Bulk Shipping Inc., its Sole Member
By:	/s/ Sophocles N. Zoullas
	Name:	Sophocles N. Zoullas
	Title:	President and Chief Executive Officer

AUTHORIZED REPRESENTATIVE IN THE UNITED STATES

Pursuant to the requirement of the Securities Act, the undersigned, the duly undersigned representative in the United States of Kestrel Shipping LLC, has signed this registration statement in the City of New York, State of New York, on September 18, 2007.

EAGLE BULK (DELAWARE) LLC By: Eagle Bulk Shipping Inc., its Sole Member
By:	/s/ Sophocles N. Zoullas
	Name:	Sophocles N. Zoullas
	Title:	President and Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on September 18, 2007.

TERN SHIPPING LLC By: Eagle Bulk Shipping Inc., its Sole Member
By:	/s/ Sophocles N. Zoullas
	Name:	Sophocles N. Zoullas
	Title:	President and Chief Executive Officer

AUTHORIZED REPRESENTATIVE IN THE UNITED STATES

Pursuant to the requirement of the Securities Act, the undersigned, the duly undersigned representative in the United States of Tern Shipping LLC, has signed this registration statement in the City of New York, State of New York, on September 18, 2007.

EAGLE BULK (DELAWARE) LLC By: Eagle Bulk Shipping Inc., its Sole Member
By:	/s/ Sophocles N. Zoullas
	Name:	Sophocles N. Zoullas
	Title:	President and Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on September 18, 2007.

KITTIWAKE SHIPPING LLC By: Eagle Bulk Shipping Inc., its Sole Member
By:	/s/ Sophocles N. Zoullas
	Name:	Sophocles N. Zoullas
	Title:	President and Chief Executive Officer

AUTHORIZED REPRESENTATIVE IN THE UNITED STATES

Pursuant to the requirement of the Securities Act, the undersigned, the duly undersigned representative in the United States of Kittiwake Shipping LLC, has signed this registration statement in the City of New York, State of New York, on September 18, 2007.

EAGLE BULK (DELAWARE) LLC By: Eagle Bulk Shipping Inc., its Sole Member
By:	/s/ Sophocles N. Zoullas
	Name:	Sophocles N. Zoullas
	Title:	President and Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on September 18, 2007.

ORIOLE SHIPPING LLC By: Eagle Bulk Shipping Inc., its Sole Member
By:	/s/ Sophocles N. Zoullas
	Name:	Sophocles N. Zoullas
	Title:	President and Chief Executive Officer

AUTHORIZED REPRESENTATIVE IN THE UNITED STATES

Pursuant to the requirement of the Securities Act, the undersigned, the duly undersigned representative in the United States of Oriole Shipping LLC, has signed this registration statement in the City of New York, State of New York, on September 18, 2007.

EAGLE BULK (DELAWARE) LLC By: Eagle Bulk Shipping Inc., its Sole Member
By:	/s/ Sophocles N. Zoullas
	Name:	Sophocles N. Zoullas
	Title:	President and Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on September 18, 2007.

ROBIN SHIPPING LLC By: Eagle Bulk Shipping Inc., its Sole Member
By:	/s/ Sophocles N. Zoullas
	Name:	Sophocles N. Zoullas
	Title:	President and Chief Executive Officer

AUTHORIZED REPRESENTATIVE IN THE UNITED STATES

Pursuant to the requirement of the Securities Act, the undersigned, the duly undersigned representative in the United States of Robin Shipping LLC, has signed this registration statement in the City of New York, State of New York, on September 18, 2007.

EAGLE BULK (DELAWARE) LLC By: Eagle Bulk Shipping Inc., its Sole Member
By:	/s/ Sophocles N. Zoullas
	Name:	Sophocles N. Zoullas
	Title:	President and Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on September 18, 2007.

GOLDEN EAGLE SHIPPING LLC By: Eagle Bulk Shipping Inc., its Sole Member
By:	/s/ Sophocles N. Zoullas
	Name:	Sophocles N. Zoullas
	Title:	President and Chief Executive Officer

AUTHORIZED REPRESENTATIVE IN THE UNITED STATES

Pursuant to the requirement of the Securities Act, the undersigned, the duly undersigned representative in the United States of Golden Eagle Shipping LLC, has signed this registration statement in the City of New York, State of New York, on September 18, 2007.

EAGLE BULK (DELAWARE) LLC By: Eagle Bulk Shipping, Inc., its Sole Member
By:	/s/ Sophocles N. Zoullas
	Name:	Sophocles N. Zoullas
	Title:	President and Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on September 18, 2007.

IMPERIAL EAGLE SHIPPING LLC By: Eagle Bulk Shipping Inc., its Sole Member
By:	/s/ Sophocles N. Zoullas
	Name:	Sophocles N. Zoullas
	Title:	President and Chief Executive Officer

AUTHORIZED REPRESENTATIVE IN THE UNITED STATES

Pursuant to the requirement of the Securities Act, the undersigned, the duly undersigned representative in the United States of Imperial Eagle Shipping LLC, has signed this registration statement in the City of New York, State of New York, on September 18, 2007.

EAGLE BULK (DELAWARE) LLC By: Eagle Bulk Shipping, Inc., its Sole Member
By:	/s/ Sophocles N. Zoullas
	Name:	Sophocles N. Zoullas
	Title:	President and Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on September 18, 2007.

EAGLE BULK (DELAWARE) LLC By: Eagle Bulk Shipping Inc., its Sole Member
By:	/s/ Sophocles N. Zoullas
	Name:	Sophocles N. Zoullas
	Title:	President and Chief Executive Officer

Exhibit No.	Description of Exhibit
5.1	Opinion of Seward & Kissel LLP
23.1	Consent of Seward & Kissel LLP (included in the opinion to be filed as Exhibit 5.1 hereto)
23.2	Consent of Ernst & Young LLP
24*	Powers of Attorney
*	Incorporated by reference to the Registrant’s Registration Statement on Form S-3 (File No. 333-139745).